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                                                               EXHIBIT 99.1











                        LAKEHEAD PIPE LINE COMPANY, INC.
          (A WHOLLY OWNED SUBSIDIARY OF INTERPROVINCIAL PIPE LINE INC.)

                 CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                          DECEMBER 31, 1997 and 1996



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                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Shareholder and
  Board of Directors of
  Lakehead Pipe Line Company, Inc.

In our opinion, the accompanying consolidated statement of financial position, presents fairly, in all material respects, the financial position of Lakehead Pipe Line Company, Inc. (a wholly owned subsidiary of Interprovincial Pipe Line Inc.) and its subsidiaries at December 31, 1997 and 1996 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Minneapolis, Minnesota

January 12, 1998
                                       F-1

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                        LAKEHEAD PIPE LINE COMPANY, INC.
          (a wholly owned subsidiary of Interprovincial Pipe Line Inc.)
                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                       (United States dollars in millions)


                                                                                                December 31,
                                                                                          1997              1996
                                                                                        --------          ---------
                                      ASSETS
Current Assets:
    Cash and cash equivalents......................................................    $    0.2           $    1.7
    Accounts receivable............................................................         2.8                4.1
    Loans to affiliated companies (Note 7).........................................        13.7              197.5
                                                                                       --------           --------
                                                                                           16.7              203.3

Loans to Affiliated Company (Note 7)...............................................       198.6                  -
Investment in Master Limited Partnership (Note 3)..................................        42.0               24.7
Investment in Frontier Pipeline Company (Note 6)...................................         6.5                1.2
Deferred Charges and Other.........................................................         4.8                5.0
                                                                                       --------           --------
                                                                                       $  268.6           $  234.2
                                                                                       ========           ========

                       LIABILITIES AND SHAREHOLDER'S EQUITY
Current Liabilities:
    Loans from affiliated companies (Note 7).......................................    $    6.5           $    1.6
    Accounts payable and other.....................................................         1.7                2.9
    Income and other taxes.........................................................         2.2                  -
                                                                                       --------           --------
                                                                                           10.4                4.5

Deferred Income Taxes (Note 5).....................................................       144.1              138.9
Minority Interest (Note 2).........................................................         0.2                0.2
Contingencies (Note 8).............................................................
                                                                                       --------           --------
                                                                                          154.7              143.6
                                                                                       --------           --------

Shareholder's Equity:
    Common stock...................................................................
        Authorized - 500,000 shares, at $50 par value each.........................
        Issued - 400,000 shares....................................................        20.0               20.0
    Contributed surplus............................................................         6.6                6.6
    Retained earnings..............................................................        87.3               64.0
                                                                                       --------           --------
                                                                                          113.9               90.6
                                                                                       --------           --------
                                                                                       $  268.6           $  234.2
                                                                                       ========           ========



        The accompanying notes to the consolidated financial statement are an integral part of this statement.


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                        LAKEHEAD PIPE LINE COMPANY, INC.
          (a wholly owned subsidiary of Interprovincial Pipe Line Inc.) NOTES TO THE 1997 AND 1996 CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                       (United States dollars in millions)


 NOTE 1 - NATURE OF OPERATIONS

Lakehead Pipe Line Company, Inc. ("Company") is the general partner of Lakehead Pipe Line Partners, L.P. and Lakehead Pipe Line Company, Limited Partnership, collectively known as the "Partnership". As the sole general partner, the Company is responsible for management and operation of the Partnership. Consolidated subsidiaries primarily engage in investment and lending activities. The Company is owned by Interprovincial Pipe Line Inc. ("Parent"), a Canadian corporation owned by IPL Energy Inc. ("IPLE") of Calgary, Alberta, Canada.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The consolidated statement of financial position of the Company is prepared in accordance with generally accepted accounting principles in the United States and conforms in all material respects with the historical cost accounting standards of the International Accounting Standards Committee. The preparation of a statement of financial position in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities.

Principles of Consolidation


The consolidated statement of financial position includes the accounts of the Company, its wholly owned subsidiaries, LPL Financial Inc., IPL Frontier Holdings (U.S.A.) Inc., Westcoast Oil & Gas Corp. and LPL Commerce ("Cayman") Inc., and its 99% limited partner interest in Lakehead Services, Limited Partnership ("Services Partnership"). The 1% general partner interest in the Services Partnership is accounted for as a minority interest. The equity method is used to account for the effective 2% general partner and 14.6% (1996 - 16%) limited partner interest in the Partnership and a 43.75% (1996 - 35%) partnership interest in Frontier Pipeline Company ("Frontier") because the Company significantly influences their operations. The Partnership and Frontier are not consolidated due to the absence of majority ownership and control by the Company. Although the Company is the sole general partner of the Partnership, the partnership agreement provides unaffiliated limited partners with important voting rights with respect to the Partnership's operations and the Company's continued existence as its general partner.


Cash Equivalents

Cash equivalents are defined as all highly marketable securities with a maturity of three months or less when purchased and are accounted for as held-to-maturity securities and valued at amortized cost.

Deferred Income Taxes

Deferred income taxes are accounted for using the liability method. Under this method, deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations. These deferred income taxes are measured by applying currently enacted tax laws.

NOTE 3 - INVESTMENT IN MASTER LIMITED PARTNERSHIP

On December 27, 1991, the Company transferred substantially all of its assets and liabilities related to its pipeline business to the Partnership, a Delaware Master Limited Partnership. The Company has an effective 2% general partner and 14.6% limited partner interest in the Partnership.



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The assets, liabilities and partners' capital of the Partnership are summarized below:


                                                                                                December 31,
                                                                                            1997             1996
                                                                                          --------         --------

Current assets....................................................................       $   204.6        $    207.5
Deferred charges and other........................................................             4.4               4.9
Property, plant and equipment, net................................................           850.3             763.5
                                                                                        ----------        ----------
                                                                                         $ 1,059.3        $    975.9
                                                                                         =========        ==========

Current liabilities...............................................................       $    63.4        $     61.6
Long-term debt....................................................................           463.0             463.0
Accrued rate refunds and related interest.........................................            28.6              50.3
Minority interest.................................................................             2.5               1.4
Partners' capital.................................................................           501.8             399.6
                                                                                         ---------        ----------
                                                                                         $ 1,059.3        $    975.9
                                                                                        ==========        ==========


NOTE 4 - REVOLVING CREDIT FACILITY AGREEMENT

The Services Partnership has a $205.0 million Revolving Credit Facility Agreement which was amended in September 1996 to effectively reduce the interest rate spread, extend the maturity date to at least September 2001, and replace the standby fee with a facility fee. The maturity date is subject to extension on an annual basis. Under the terms of the facility, the Services Partnership and the Partnership may draw down funds up to a combined maximum amount of $205.0 million. The facility provides for variable interest rates and carries a facility fee of 0.075% (1996 - 0.085%) per annum on the entire $205.0 million. At both December 31, 1997 and 1996, $52.0 million and $153.0 million of the facility was utilized by the Services Partnership and Partnership, respectively. In conjunction with its borrowings under this facility, in 1991 the Services Partnership irrevocably placed U.S. government securities in a trust to be used solely for satisfying its scheduled payments of both interest and principal on these borrowings. The trust assets at December 31, 1997 amounted to $57.1 million (1996 - $57.0 million). This transaction was recognized as an in-substance defeasance and the debt is considered to be extinguished. The facility contains various restrictive covenants applicable to the Services Partnership, including restrictions on the incurrence of certain other indebtedness and liens, mergers and investments.

NOTE 5 - INCOME TAXES

Deferred income tax liabilities of $144.1 million at December 31, 1997 (1996 - $141.5 million, partially offset by deferred tax assets of $2.6 million), have arisen principally as a result of the gain deferral, for income tax purposes, on the transfer of assets to the Partnership.

NOTE 6 - FRONTIER PIPELINE COMPANY

The Company has a 43.75% (1996 - 35%) general partner interest in Frontier and is required to support, to this extent, Frontier's financial obligations. On February 1, 1997, the Company acquired an additional 8.75% interest in Frontier for $3.2 million. Frontier is a Wyoming general partnership which owns and operates a 290 mile crude oil pipeline in Utah and Wyoming.

NOTE 7 - RELATED PARTY TRANSACTIONS

At December 31, 1997, accounts receivable include $2.0 million (1996 - $1.3 million) from the Partnership. Accounts payable include $1.2 million (1996 - $1.2 million) to Parent and affiliated companies.


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At December 31, 1997, the Company has short-term loans outstanding from IPLE of
$6.5 million. These loans which are due on demand carry an interest rate of 8.0%.

At December 31, 1996, the Company had short-term loans outstanding from IPL Energy (U.S.A.) Inc. ("IPLE (USA)"), an affiliated Delaware Corporation owned by IPLE, of $1.6 million. During 1997, the Company was loaned an additional $1.8 million. All loans were repaid in 1997, accrued interest at 130% of the monthly short-term applicable federal rate and averaged 7.52% during 1997
(1996 - 7.02%).

During 1997 the Company was loaned $0.5 million from IPL Patoka Pipeline Holdings (U.S.A.) Inc. ("IPL Patoka"), a wholly-owned subsidiary of IPLE (USA). These loans, which were repaid in 1997, accrued interest at 130% of the monthly short-term applicable federal rate and averaged 7.65% during the year.

At December 31, 1996, the Company had Canadian dollar denominated short-term loans outstanding to IPLE of $265.2 million Canadian, with a U.S. equivalent of $193.6 million. These short-term loans had interest rates ranging from 3.32% to 6.38%. As these loans matured during August 1997, they were converted to a 15-year U.S. dollar denominated long-term demand loan. At December 31, 1997, the amount outstanding for the long-term demand loan to IPLE was $198.6 million due to mature on August 22, 2012. The interest rate on the loan is 8.0% per annum, payable semi-annually.

At December 31, 1997, the Company has short-term loans outstanding to IPLE (USA) of $13.0 million. These loans bear interest at 130% of the monthly short-term applicable federal rate and averaged 7.30% during the year.

At December 31, 1997, the Company has short-term loans outstanding to IPL Patoka of $0.6 million. These loans bear interest at 130% of the monthly short-term applicable federal rate and averaged 7.30% during the year.

At December 31, 1997, the Company has a short-term loan outstanding to IPL Toledo Pipeline (U.S.A.) Inc., a wholly-owned subsidiary of IPLE (USA), of $0.1 million. This loan bears interest at 130% of the monthly short-term applicable federal rate and averaged 7.17% during the year.

At December 31, 1996, the Company had short-term loans outstanding to Portal Pipe Line Company Inc., a wholly-owned subsidiary of IPLE (USA), of $3.9 million. These loans which were repaid in 1997, accrued interest at 130% of the monthly short-term applicable federal rate and averaged 7.11% during the year (1996 - 7.56%).

NOTE 8 - CONTINGENCIES

In connection with the transfer of its pipeline business to the Partnership, the Company will indemnify the Partnership from and against substantially all liabilities, including liabilities relating to environmental matters, arising from operations prior to the transfer. This indemnification does not apply to amounts that the Partnership would be able to recover in its tariff rates or through insurance, or to any liabilities relating to a change in laws after December 27, 1991. In addition, in the event of default, the Company, as sole general partner, is subject to recourse with respect to the Partnership's long-term debt which amounted to $463.0 million at December 31, 1997 and 1996.

NOTE 9 - FINANCIAL INSTRUMENTS

The carrying amounts of cash equivalents approximate fair value because of the short maturity of these instruments.

Based on the lending and borrowing rates currently available for instruments with similar terms and the same remaining maturities, the carrying amount of the affiliated advances and loans approximate fair value.

Based on quoted market prices for the Partnership's publicly held Class A Common Units as at December 31, 1997, the fair value of the Company's 16.6% (1996 - 18%) ownership of the Partnership, which is carried at $42.0 million (1996 - $24.7 million), is estimated to be approximately $194.3 million (1996 - $151.9 million). This method values the general partner interest (2%) on the same basis as the limited partner's interest, and does not attribute any value to the incentive distribution.

The Company's net monetary assets of $265.2 million denominated in Canadian dollars at December 31, 1996 had exposures to fluctuations in exchange rates. Accordingly, the Company entered into foreign exchange contracts with major

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financial institutions to offset the impact of U.S. income taxes on gains and losses arising from the translation of the Company's Canadian dollar denominated monetary items. At December 31, 1996, the Company had foreign exchange contracts, maturing at various times during 1997, to purchase $150.5 million Canadian dollars for a contracted amount of $112.1 million. Based on quoted market rates at December 31, 1996, the fair value of the Company's foreign exchange contracts was $109.9 million. Due to the conversion of all Canadian dollar denominated monetary assets to U.S. dollar denominated monetary assets during 1997 (Note 7), the Company has no further exposure to fluctuations in exchange rates and consequently, has no foreign exchange contracts outstanding at December 31, 1997.




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